EXHIBIT 23(c)(3)


            TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
               ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

               CLASS B COMMON SHARES OF BENEFICIAL INTEREST



                        THE GABELLI UTILITIES FUND

               FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
     THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND
                          NEW YORK, NEW YORK

 CUSIP [         ]
 SEE REVERSE FOR CERTAIN DEFINITIONS

 THIS CERTIFIES THAT




 is the owner of

 FULLY PAID AND NON-ASSESSABLE CLASS B COMMON SHARES OF BENEFICIAL INTEREST
 OF

                         THE GABELLI UTILITIES FUND

 transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

 This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

 Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

 DATED:

 Countersigned and Registered:
   STATE STREET BANK AND TRUST COMPANY
   (BOSTON, MASSACHUSETTS.)                            Chairman of the Board



                TRANSFER AGENT
                AND REGISTRAR
 BY

              AUTHORIZED SIGNATURE               Secretary

              AUTHORIZED SIGNATURE               President




                        THE GABELLI UTILITIES FUND

           A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common    UNIF GIFT MIN ACT________ Custodian_______
                                                       (Cust)         (Minor)
 TEN ENT - as tenants by the       under Uniform Gifts to Minors
           entireties
                                   Act ______________________________________
 JT TEN  - as joint tenants with                          (State)
           right of survivorship
           and not as tenants in
           common

  Additional abbreviations may also be used though not in the above list.

    For value Received, ______________________ hereby sells, assigns and transfers unto


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
 WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________________________________________________________

 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

 ____________________________________________________________________Shares
 of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ _________________________________________________________________ Attorney
 to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.


 Dated ___________________

                                         ___________________________________